Exhibit 99.1

Joint Filer Information

This statement on Form 3 is filed by Grand Slam Acquisition Corp., Grand Slam Holdings, LLC, Blackstone Capital Partners V L.P., Blackstone Family Investment Partnership V L.P., Blackstone Family Investment Partnership V-A L.P., Blackstone Participation Partnership V L.P., Blackstone Management Associates V L.L.C., BMA V L.L.C., Peter G. Peterson and Stephen A. Schwarzman. The principal business address of each of the Reporting Persons is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.

Name of designated filer:  Grand Slam Acquisition Corp.
Date of Event Requiring Statement:  June 30, 2006
Issuer Name and Ticker or Trading Symbol:  Encore Medical Corporation (ENMC)



                           GRAND SLAM HOLDINGS, LLC

                                      By:    /s/ Chinh E. Chu
                                             -------------------------
                                             Name:  Chinh E. Chu
                                             Title:  President


                           BLACKSTONE CAPITAL PARTNERS V L.P.

                           By: Blackstone Management Associates V L.L.C., its General Partner

                                      By:    /s/ Chinh E. Chu
                                             -------------------------
                                             Name:  Chinh E. Chu
                                             Title:  Authorized Person


                           BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.

                           By: Blackstone Management Associates V L.L.C., its General Partner

                                      By:    /s/ Chinh E. Chu
                                             -------------------------
                                             Name:  Chinh E. Chu
                                             Title:  Authorized Person


                           BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V-A L.P.

                           By: Blackstone Management Associates V L.L.C., its General Partner

                                      By:    /s/ Chinh E. Chu
                                             -------------------------
                                             Name:  Chinh E. Chu
                                             Title:  Authorized Person


                           BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.

                           By: Blackstone Management Associates V L.L.C., its General Partner

                                      By:    /s/ Chinh E. Chu
                                             -------------------------
                                             Name:  Chinh E. Chu
                                             Title:  Authorized Person


                           BLACKSTONE MANAGEMENT ASSOCIATES V L.L.C.

                                      By:    /s/ Chinh E. Chu
                                             -------------------------
                                             Name:  Chinh E. Chu
                                             Title:  Authorized Person


                           BMA V L.L.C.

                                      By:    /s/ Chinh E. Chu
                                             -------------------------
                                             Name:  Chinh E. Chu
                                             Title:  Senior Managing Director


                           PETER G. PETERSON


                           /s/ Peter G. Peterson
                           -------------------------


                           STEPHEN A. SCHWARZMAN


                           /s/ Stephen A. Scwarzman
                           -------------------------